Supplement to

Calvert Variable Series, Inc.
Social International Equity Portfolio

Prospectus dated April 30, 2009
Date of Supplement: December 16, 2009

The Board of Directors has approved a resolution to "merge" Social International Equity Portfolio, a series of Calvert Variable Series, Inc., into Summit EAFE International Index Portfolio, a series of Summit Mutual Funds, Inc.

Social International Equity Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Social International Equity Portfolio will be exchanged for shares of Summit EAFE International Index Portfolio. The number of Summit EAFE International Index Portfolio shares you receive will depend on the value of your Social International Equity Portfolio shares at the time the merger takes place.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.

In the meantime, a change to the portfolio manager of the Portfolio has been made, effective December 11, 2009, as disclosed below:

Replace the second line on page 13 with the following:

Subadvisor: World Asset Management, Inc.

Under “Principal Investment Strategies” on page 13, replace the last four sentences of the first paragraph and the entire second paragraph, with the following:

The Portfolio defines “non-U.S. large cap” companies as those whose market capitalization falls within range of the Morgan Stanley Capital International (“MSCI”) Europe, Australia and Far East (“EAFE”) (Standard) Index. The MSCI EAFE Index is an unmanaged index of common stocks comprised of 989 securities as of December 31, 2008, taken from the 21 MSCI country indices in developed foreign countries outside of North America that aims to include the top 85% of market capitalization in each industry group in each country. As of December 31, 2008, the market capitalization of the MSCI EAFE Index companies ranged from $181 million to $149.7 billion with a median level of $3.0 billion and an average level of $7.9 billion. The MSCI EAFE Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the MSCI EAFE Index’s value than companies with smaller market capitalizations.

The Portfolio will invest primarily in common stocks of the companies that compose the MSCI EAFE Index. The Portfolio may also invest in EAFE iShares®. EAFE iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the MSCI EAFE Index. Additionally, the Portfolio may invest up to 20% of its assets (or 100% as a temporary strategy when the Portfolio has less than $50 million in net assets) in futures contracts and options that provide exposure to the stocks in the MSCI EAFE Index. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. The investments described in this paragraph are considered to have economic characteristics that are the same as those in the MSCI EAFE Index. The Portfolio may also add new investments in the future that it believes provide effective economic exposure to the MSCI EAFE Index.

The Portfolio will typically not hold investments in common stocks of all of the companies in the MSCI EAFE Index. The Portfolio will typically choose to hold all of the stocks that make up the largest portion of the MSCI EAFE Index’s market capitalization value in approximately the same proportion as the Index. When choosing the smaller market capitalization stocks in the MSCI EAFE Index, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of these companies without buying all of those stocks. This approach attempts to maximize liquidity while minimizing costs. At such time as the Subadvisor believes the Portfolio has achieved sufficient size, the Subadvisor may attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in, as nearly as practicable identical weightings as the Index.

Under “Principal Risks” on page 13, replace the second bullet with the following, recognizing that the Portfolio will be managed as an index fund:

An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target as closely as possible, will not be able to match the performance of the index exactly.

Under “Subadvisor and Portfolio Managers” on page 19, replace the first two paragraphs and chart with the following:

World Asset Management, Inc. (“World Asset”), 225 E. Brown Street, Suite 300, Birmingham, Michigan 48009, has managed the assets of the Portfolio since December 2008. World Asset is a wholly-owned subsidiary of Comerica, Inc. World Asset has been in the index business since the mid 1970s and specializes in passive portfolio management techniques.

Information is provided below identifying each individual and/or member of the team who is employed by or associated with the Subadvisor of the Portfolio, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Portfolio (a “Portfolio Manager”). The SAI provides additional information about the Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Theodore D. Miller	Portfolio Manager	Since 1995	Director, International Investment	Portfolio Manager

Under “Advisory Fees” on page 19, replace the first sentence of the first paragraph with the following:

The advisory fee paid to the Advisor by the Portfolio will be 0.15% of the Portfolio’s average daily net assets.